UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2018

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

PSEG POWER LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether any of the registrants is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

The information contained in Item 7.01 Regulation FD Disclosure in this combined Form 8-K is separately furnished, as noted, by Public Service Enterprise Group Incorporated (“PSEG”) and PSEG Power LLC (“Power”). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. Power makes representations only as to itself and makes no other representations whatsoever as to PSEG.

Item 7.01 Regulation FD Disclosure

On February 28, 2018, Exelon Generation Company, LLC, a subsidiary of Exelon Corporation (“Exelon Generation”), issued a letter to PSEG Nuclear LLC, a subsidiary of Power (“PSEG Nuclear”), to discuss the funding of capital projects at the Salem generating station. Exelon Generation and PSEG Nuclear are co-owners of the Salem and Peach Bottom generating stations.

As a result of recent postponements in the New Jersey legislative process regarding a bill that would sufficiently value the attributes of nuclear generating stations serving New Jersey and the decline in the market energy revenues, Exelon Generation and PSEG Nuclear agreed, at a co-owners meeting held on February 28, 2018, to cancel the funding of future capital projects at the Salem generating station that are not required to meet Nuclear Regulatory Commission or other regulatory requirements or that are not required to ensure its safe operation. Exelon Generation and PSEG Nuclear agreed that the funding of these projects may be restored when and if legislation is enacted in New Jersey that sufficiently values the attributes of nuclear generation and Salem benefits from such legislation.

Exelon Generation and PSEG Nuclear did not discuss the funding of capital projects at the Peach Bottom generating station in Pennsylvania.

PSEG Nuclear anticipates that similar actions may be appropriate at its wholly-owned Hope Creek generating station in New Jersey as well, and the assessment of this is continuing.

Forward-Looking Statements

The statements contained in this Form 8-K that are not purely historical are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in PSEG’s Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission (SEC), and available on its website: http://investor.pseg.com. All of the forward-looking statements made in this Form 8-K are qualified by these cautionary statements and PSEG cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, PSEG or its business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this Form 8-K apply only as of the date hereof. While PSEG may elect to update forward-looking statements from time to time, it specifically disclaims any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (Registrant)

By:	/s/ Stuart J. Black
STUART J. BLACK Vice President and Controller (Principal Accounting Officer)

Date: March 2, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC (Registrant)

By:	/s/ Stuart J. Black
STUART J. BLACK Vice President and Controller (Principal Accounting Officer)

Date: March 2, 2018

4